EXHIBIT 99.1


                           ONLINETRADINGINC.COM CORP.

                          INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----

Report of Independent Certified Public Accountants as of and for the year ended January 31, 2000.......................................................F-2

Independent Auditors' Report as of and for the year ended January 31, 1999...F-3

Statements of Financial Condition as of January 31, 2000 and 1999............F-4

Statements of Income for the years ended January 31, 2000 and 1999...........F-5

Statements of Changes in Stockholders' Equity for the years ended
January 31, 2000 and 1999....................................................F-6

Statements of Cash Flows for the years ended January 31, 2000 and 1999.......F-7

Notes to Financial Statements.............................................F-8-19

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To onlinetradinginc.com corp.:

We have audited the accompanying statement of financial condition of onlinetradinginc.com corp. (a Florida corporation, formerly doing business as Online Trading, Inc.) as of January 31, 2000, and the related statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of onlinetradinginc.com corp. as of January 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

/s/ ARTHUR ANDERSEN LLP
---------------------------------
ARTHUR ANDERSEN LLP


Fort Lauderdale, Florida,
   March 15, 2000.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors onlinetradinginc.com corp.

We have audited the accompanying statement of financial condition of onlinetradinginc.com corp. (the "Company") as of January 31, 1999, and the related statements of income, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of onlinetradinginc.com corp. as of January 31, 1999, and the results of its operations and its cash flow for the year then ended in conformity with generally accepted accounting principles.

/s/AHEARN, JASCO + COMPANY, P.A.
--------------------------------------
AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants

Pompano Beach, Florida
March 2, 1999, except for Note 10, for
which the date is March 25, 1999

                           ONLINETRADINGINC.COM CORP.
                        STATEMENTS OF FINANCIAL CONDITION
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                      2000           1999
                                                                                   -----------    -----------
                                     ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                       $15,127,790    $ 1,005,944
   Receivable from clearing organization                                               759,183        572,433
   Securities owned, at market value                                                   155,012        381,084
   Other current assets                                                                103,987         15,583
                                                                                   -----------    -----------
          TOTAL CURRENT ASSETS                                                      16,145,972      1,975,044
PROPERTY AND EQUIPMENT, net                                                            400,776        136,146
INTANGIBLE ASSET, net                                                                2,592,600             --
OTHER ASSETS                                                                           221,456         43,398
                                                                                   -----------    -----------
          TOTAL ASSETS                                                             $19,360,804    $ 2,154,588
                                                                                   ===========    ===========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Current portion of capital lease                                                $    39,944    $        --
   Accounts payable and accrued liabilities                                          1,291,317        948,422
   Income taxes payable                                                                653,141         38,230
   Securities sold but not yet purchased, at market value                               25,938             --
                                                                                   -----------    -----------
          TOTAL CURRENT LIABILITIES                                                  2,010,340        986,652
                                                                                   -----------    -----------
DEFERRED INCOME TAXES                                                                   34,300         15,400
                                                                                   -----------    -----------
CAPITAL LEASE PAYABLE, net of current portion                                           72,131             --
                                                                                   -----------    -----------
SUBORDINATED LOANS                                                                          --        525,000
                                                                                   -----------    -----------
COMMITMENTS AND CONTINGENCIES (Notes 14 and 15)
STOCKHOLDERS' EQUITY:
   Preferred stock, $0.01 par value; 1,000,000
     shares authorized; issued and outstanding,
     none in 2000 and 300 shares of Series A,
     stated value $1,000, voting, redeemable at
     110% of stated par value in 1999                                                       --        300,000

   Common stock, $0.01 par value;
     100,000,000 shares authorized; issued and
     outstanding, 11,476,388 in 2000 and
     8,888,888 in 1999                                                                 114,763         88,888
   Additional paid-in capital                                                       15,943,179        103,063
   Retained earnings                                                                 1,186,091        135,585
                                                                                   -----------    -----------
       TOTAL STOCKHOLDERS' EQUITY                                                   17,244,033        627,536
                                                                                   -----------    -----------
       TOTAL  LIABILITIES AND STOCKHOLDERS' EQUITY                                 $19,360,804    $ 2,154,588
                                                                                   ===========    ===========

The accompanying notes to financial statements are an integral part of these statements.

                           ONLINETRADINGINC.COM CORP.
                              STATEMENTS OF INCOME
                  FOR THE YEARS ENDED JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                               2000           1999
                                                           -----------    -----------
REVENUES:
   Commissions                                             $ 9,471,435    $ 5,525,427
   Net dealer inventory and investment gains and losses      1,129,493        328,495
   Interest and dividends                                      603,978         36,021
   Interest revenue sharing                                    295,934        102,121
   Other                                                       190,000             --
                                                           -----------    -----------
                  TOTAL REVENUES                            11,690,840      5,992,064
                                                           -----------    -----------
OPERATING EXPENSES:
   Employee compensation and benefits                        5,340,165      3,356,688
   Clearing and other transaction costs                      3,012,284      2,002,055
   Occupancy and administration                              1,093,248        406,814
   Product development                                         279,387             --
   Interest expense                                             51,863         36,566
   Depreciation and amortization                               131,163         29,918
                                                           -----------    -----------
                  TOTAL OPERATING EXPENSES                   9,908,110      5,832,041
                                                           -----------    -----------
          INCOME BEFORE INCOME TAXES                         1,782,730        160,023
PROVISION FOR INCOME TAXES                                     702,224         52,080
                                                           -----------    -----------
          NET INCOME                                       $ 1,080,506    $   107,943
                                                           ===========    ===========
EARNINGS PER SHARE:
   Basic                                                   $      0.10    $      0.01
                                                           ===========    ===========
   Diluted                                                 $      0.10    $      0.01
                                                           ===========    ===========
   Weighted average common shares outstanding - basic       10,522,889      8,857,230
                                                           ===========    ===========
   Weighted average common shares outstanding - diluted     10,630,263      8,857,230
                                                           ===========    ===========

The accompanying notes to financial statements are an integral part of these statements.

                           ONLINETRADINGINC.COM CORP.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                  FOR THE YEARS ENDED JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                 SERIES A
                             PREFERRED STOCK           COMMON STOCK
                          ---------------------   ---------------------
                                      AMOUNT AT                           ADDITIONAL
                           SHARES      STATED       SHARES    AMOUNT AT    PAID-IN       RETAINED
                           ISSUED      VALUE        ISSUED    PAR VALUE    CAPITAL       EARNINGS         TOTAL
                          --------   ----------   ----------  ---------  ------------   -----------   ------------
BALANCE, January
    31, 1998                   300   $  300,000    8,444,444  $  84,444  $     81,507   $    27,642   $    493,593

Common stock
    granted to officer          --           --      444,444      4,444        21,556            --         26,000

Net income                      --           --           --         --            --       107,943        107,943
                          --------   ----------   ----------  ---------  ------------   -----------   ------------
BALANCE, January
    31, 1999                   300      300,000    8,888,888     88,888       103,063       135,585        627,536

Issuance of common
    stock for cash              --           --    2,587,500     25,875    15,785,016            --     15,810,891

Redemption of
    preferred stock           (300)    (300,000)          --         --            --       (30,000)      (330,000)

Options and warrants
   granted to
   non-employees                --           --           --         --        55,100            --         55,100

Net income                      --           --           --         --            --     1,080,506      1,080,506
                          --------   ----------   ----------  ---------  ------------   -----------   ------------
BALANCE, January
 31, 2000                       --   $       --   11,476,388  $ 114,763  $ 15,943,179   $ 1,186,091   $ 17,244,033
                          ========   ==========   ==========  =========  ============   ===========   ============


The accompanying notes to financial statements are an integral part of these statements.

                           ONLINETRADINGINC.COM CORP.
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                            2000             1999
                                                                                        ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                           $  1,080,506     $    107,943
   Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                                         131,163           29,918
       Common stock granted to officer                                                            --           26,000
       Loss on disposal of assets                                                             38,706               --
       Deferred income taxes                                                                  18,900           13,850
       Changes in operating assets and liabilities:
          Receivable from clearing organization                                             (186,750)        (271,533)
          Securities owned at market value                                                   226,072          302,251
          Other current assets                                                               (88,404)         (15,022)
          Other assets                                                                      (125,585)              --
          Accounts payable and accrued expenses                                              342,895          737,312
          Income taxes payable                                                               614,911           38,230
          Securities sold but not yet purchased, at market value                              25,938         (131,782)
                                                                                        ------------     ------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                                        2,078,352          837,167
                                                                                        ------------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sale of assets                                                                3,600               --
   Cash paid for intangible asset                                                         (2,682,000)              --
   Other assets                                                                                   --          (25,667)
   Purchase of property and equipment                                                       (234,097)         (48,891)
                                                                                        ------------     ------------
          NET CASH USED IN INVESTING ACTIVITIES                                           (2,912,497)         (74,558)
                                                                                        ------------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock                                                 15,810,891               --
   Proceeds from issuance of common stock warrants                                               100               --
   Proceeds from issuance of subordinated loans                                              360,000           25,000
   Repayment of subordinated loans                                                          (885,000)              --
   Redemption of preferred stock                                                            (330,000)              --
                                                                                        ------------     ------------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                                       14,955,991           25,000
                                                                                        ------------     ------------
          NET INCREASE IN CASH AND CASH EQUIVALENTS                                       14,121,846          787,609
CASH AND CASH EQUIVALENTS, beginning of year                                               1,005,944          218,335
                                                                                        ------------     ------------
CASH AND CASH EQUIVALENTS, end of year                                                  $ 15,127,790     $  1,005,944
                                                                                        ============     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid for income taxes                                                           $     75,279     $         --
                                                                                        ============     ============
   Cash paid for interest                                                               $     57,806     $     35,831
                                                                                        ============     ============

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS:

During the year ended January 31, 2000, the Company acquired $112,075 of office furniture and equipment through a capital lease. During the year ended January 31, 2000, the Company granted 40,000 options valued at $55,000 to acquire a domain name.

 The accompanying notes to financial statements are an integral part of these statements.

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION AND BASIS OF PRESENTATION

                  Online Trading, Inc. was incorporated in the State of Florida on September 7, 1995 and operates as a registered securities broker/dealer under the rules of the National Association of Securities Dealers ("NASD"). In February 1999, OnlineTrading.com changed its name to onlinetradinginc.com corp. ("OnlineTrading.com"). OnlineTrading.com is headquartered in Boca Raton, Florida and has branch offices in Massachusetts, Pennsylvania and Ohio.

                  OnlineTrading.com manages its customer accounts through Bear Stearns Securities Corp., and US Clearing Corporation (collectively, the "Clearing Firms") on a fully disclosed basis. The Clearing Firms provide services, handle OnlineTrading.com's customers' funds, hold securities, and remit monthly activity statements to the customers on behalf of OnlineTrading.com. The amount receivable from brokers and dealers relates to commissions earned by OnlineTrading.com for trades executed by the Clearing Firms on behalf of OnlineTrading.com.

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         MARKETABLE SECURITIES

                  Marketable securities are valued at market value and securities not readily marketable (if any) are valued at fair value as determined by the board of directors. The resulting difference between cost and market (or fair value) is included in the statements of income.

         PROPERTY AND EQUIPMENT

                  Furniture, equipment and leasehold improvements are recorded at cost and depreciated over the estimated useful lives of those assets using the straight-line and accelerated methods. Expenditures for routine maintenance and repairs are charged to expenses as incurred.

         INTANGIBLE ASSET

                  The intangible asset is a result of the acquisition as described in Note 13, and is being amortized on a straight-line basis over five years.

         LONG-LIVED ASSETS

                  OnlineTrading.com reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For the years ended January 31, 2000 and 1999, there were no write-downs in value.

         SECURITIES TRANSACTIONS

                  Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they settled. Profit and loss arising from all securities transactions entered into for the account and risk of OnlineTrading.com are recorded on a trade date basis. Customers' securities transactions are reported on a settlement date basis to the customer with related commission income and expenses reported on a trade date basis.

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         COMMISSIONS

                  Commissions and related clearing expenses are recorded on a trade-date basis as securities transactions occur.

         ADVERTISING

                  The costs of advertising, promotion, and marketing programs are charged to operations in the year incurred. Such expense items totaled $103,000 and $30,382, respectively, for the years ended January 31, 2000 and 1999.

         CASH AND CASH EQUIVALENTS

                  Cash and cash equivalents include all highly liquid investments purchased with an original maturity of three months or less. Cash and cash equivalents consist primarily of money market funds and commercial paper with an original maturity of three months or less. OnlineTrading.com occasionally maintains cash balances in financial institutions in excess of the federally insured limits.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

                  Cash, accounts receivable, and accounts payable and accrued expenses are reflected in the financial statements at cost, which approximates fair value because of the short-term maturity of those instruments. The fair value of OnlineTrading.com's subordinated loans payable, as described in Note 7, and OnlineTrading.com's capital lease obligation, as described in Note 8, are the same as the recorded amounts because rates and terms approximate current market conditions.

         INCOME TAXES

                  OnlineTrading.com accounts for income taxes in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax liabilities and assets at currently enacted tax rates for the expected future tax consequences of events that have been included in the financial statements and tax returns.

         EARNINGS PER SHARE

                  Earnings per share is calculated in accordance with SFAS No. 128, "Earnings Per Share," which requires companies with complex capital structures or common stock equivalents to present both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is calculated as income available to common stockholders divided by the weighted average number of common shares outstanding during the period. Diluted EPS is calculated using the "if converted" method for convertible securities and the treasury stock method for options and warrants as previously prescribed by Accounting Principles Board Opinion No. 15, "Earnings Per Share."

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         COMPREHENSIVE INCOME

                  In accordance with SFAS No. 130, "Reporting Comprehensive Income," OnlineTrading.com is required to report its other comprehensive income. Other comprehensive income refers to revenue, expenses, gains, and losses that under accounting principles generally accepted in the United States are included in comprehensive income but are excluded from net income, as these amounts are recorded directly as an adjustment to stockholders' equity. A statement of comprehensive income is not presented since OnlineTrading.com had no items of other comprehensive income. Comprehensive income is the same as net income for all periods presented herein.

         SEGMENT INFORMATION

                  OnlineTrading.com adopted SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information," effective January 31, 1999. SFAS No. 131 establishes standards for the way that public companies report selected information about operating segments in annual and interim financial reports to shareholders. It also establishes standards for related disclosures about an enterprise's business segments, products, services, geographic areas and major customers. OnlineTrading.com operates its business as a single segment. As a result, no additional disclosure was required.

         RECENT ACCOUNTING STANDARDS

                  In June 1999, the Financial Accounting Standards Board ("FASB") issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of FASB Statement No. 133." SFAS No. 137 defers for one year the effective date of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 will now apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. SFAS No. 133 will require OnlineTrading.com to recognize all derivatives on the balance sheet as either assets or liabilities measured at fair value. Derivatives that are not hedges must be adjusted to fair value through income. OnlineTrading.com will adopt SFAS No. 133 effective for the year ending January 31, 2002. OnlineTrading.com has not yet determined the impact SFAS No. 133 will have on its financial position or results of operations when such statement is adopted.

NOTE 2 - NET CAPITAL REQUIREMENTS

                  OnlineTrading.com is subject to the Securities and Exchange Commission uniform net capital rule (Rule 15c3-1), which requires the maintenance of minimal net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. As of January 31, 2000, OnlineTrading.com had net capital of $14,051,801, which was $13,914,699 in excess of its required net capital of $137,102.

NOTE 3 - PENSION PLAN

                  OnlineTrading.com had maintained a "SIMPLE" retirement plan for all eligible employees. Eligible employees may contribute up to $500 per month for which OnlineTrading.com will match dollar-for-dollar, up to 3% of the employees' compensation. Contributions by OnlineTrading.com under this plan totaled $39,928 and $46,987 for the years ended January 31, 2000 and 1999, respectively. Effective December 31, 1999, OnlineTrading.com decided to terminate the plan.

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 3 - PENSION PLAN (continued)

                  Effective January 15, 2000, OnlineTrading.com started a defined contribution 401(k) plan. Eligible employees can contribute up to 15% of their eligible salary for which OnlineTrading.com will match fifty percent up to $2,500. Contributions by OnlineTrading.com under this plan totaled $6,658 for the year ended January 31, 2000.

NOTE 4 - SECURITIES OWNED AND SECURITIES SOLD BUT NOT YET PURCHASED

                  Securities owned and securities sold but not yet purchased consist of marketable trading and investment securities at quoted market values. These securities consist of the following:

                                                         2000                                  1999
                                           ----------------------------------    ---------------------------------
                                                                   SOLD                                  SOLD
                                                                  NOT YET                              NOT YET
                                               OWNED             PURCHASED           OWNED            PURCHASED
                                           --------------     ---------------    -------------      --------------
Corporate stocks                           $        5,200     $        25,938    $     224,428      $           --
Obligations of U.S. Government                    149,812                  --          156,656                  --
                                           --------------     ---------------    -------------      --------------
          Total                            $      155,012     $        25,938    $     381,084      $           --
                                           ==============     ===============    =============      ==============

NOTE 5 - PROPERTY AND EQUIPMENT

                  Property and equipment consist of the following at January 31, 2000 and 1999:

                                                       2000          1999
                                                    ---------     ---------
           Computers, software, and equipment       $ 307,915     $ 145,009
           Furniture and fixtures                     122,784        36,651
           Leasehold improvements                      38,773        14,521
                                                    ---------     ---------
                     Total cost                       469,472       196,181
           Less:  Accumulated depreciation            (68,696)      (60,035)
                                                    ---------     ---------
                     Property and equipment, net    $ 400,776     $ 136,146
                                                    =========     =========

                  Depreciation expense for the years ended January 31, 2000 and 1999 was $39,236 and $29,918, respectively.

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 6 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                  Accounts payable and accrued liabilities at January 31, 2000 and 1999 consist of the following:

                                                  2000          1999
                                               ----------    ----------
           Accounts payable                    $  497,694    $  163,074
           Accrued liabilities:
              Research fees                       177,918       124,828
              Payroll, and related expenses       521,115       644,148
              Clearing deposit                     50,000            --
              Professional fees and other          44,590        16,372
                                               ----------    ----------
                     Total                     $1,291,317    $  948,422
                                               ==========    ==========

NOTE 7 - SUBORDINATED LOANS

                  The borrowings under subordinated agreements as of January 31, 1999 are as follows:

   Subordinated equity loan with a shareholder, unsecured, at a rate of 5% with a scheduled maturity on February 11, 2002.
   This loan was paid in full on November 30, 1999.                $   400,000

   Subordinated loan, unsecured, at a rate of 5% with a
   scheduled maturity on February 1, 2000. This loan was paid
   in full on July 2, 1999.                                            100,000

   Subordinated loan, unsecured, at a rate of 6%. This loan was
   paid in full on its scheduled maturity of August 31, 1999.           25,000
                                                                   -----------
                                                                   $   525,000
                                                                   ===========

                  By being designated as subordinated, these loans were available in computing net capital under the SEC's uniform net capital rule at January 31, 1999.

NOTE 8 - CAPITAL LEASE

                  On December 1, 1999, OnlineTrading.com entered into a capital lease for office furniture, computer equipment and phone system. As of January 31, 2000, the leasing company had funded $112,075 representing a portion of the total furniture and computer equipment to be received. The balance of the equipment totaling $180,450 was not received as of January 31, 2000 and accordingly, not included in the statement of financial condition. The lease is to be paid over 36 months with an estimated monthly payment expected to commence on April 1, 2000 of $8,698 with a final payment of 7% of the original invoice amounts.

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
------------------------------------------------------------

NOTE 8 - CAPITAL LEASE (continued)

                  Anticipated future minimum payments based on the amount of furniture and equipment received are as follows:

                            YEAR ENDING
                            JANUARY 31,
                            -----------
                               2001                   $  39,944
                               2002                      39,944
                               2003                      39,944
                               2004                       7,845
                                                      ---------
              Total payments                            127,677

              Less: amount representing interest        (15,602)
                                                      ---------
              Original capitalized cost               $ 112,075
                                                      =========

NOTE 9 - INCOME TAXES

                  A summary of the income tax provision for the years ended January 31, 2000 and 1999 is as follows:

                                                  2000        1999
                                                --------    --------
        Current taxes:
           Federal                              $587,587    $ 29,730
           State                                  95,737       8,500
                                                --------    --------
                Total current taxes              683,324      38,230
                                                --------    --------
        Deferred tax provision:
           Federal                                16,000      10,800
           State                                   2,900       3,050
                                                --------    --------
                Total deferred tax provision      18,900      13,850
                                                --------    --------
                Total income tax provision      $702,224    $ 52,080
                                                ========    ========

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 9 - INCOME TAXES (continued)

                  Temporary differences between the reported amounts in the financial statements and tax bases of assets and liabilities that give rise to the deferred income tax liabilities relate to the following:

                                                          2000         1999
                                                        --------     --------
Property and equipment, due to differences in
  depreciation                                          $ 60,000     $ 15,400
Intangible asset, due to differences in amortization     (25,700)          --
                                                        --------     --------
        Net deferred income tax liability               $ 34,300     $ 15,400
                                                        ========     ========

                  The effective income tax rate varied from the statutory Federal tax rate as follows:

                                                             2000        1999
                                                            ------      ------
Federal statutory rate                                        35.0%       34.0%
State income taxes, net of federal income tax effect           4.5         5.3
Other, including permanent differences, non-deductible
 expenses and the effect of the rate brackets                  (.1)       (6.8)
                                                            ------      ------
          Effective income tax rate                           39.4%       32.5%
                                                            ======      ======


NOTE 10 - STOCKHOLDERS' EQUITY

         (a) CAPITAL STOCK

                  On March 24, 1999, the shareholders and directors affected an amendment to OnlineTrading.com's articles of incorporation to change the number of authorized common shares to 30,000,000 with a par value per share of $0.01 and to change the number of authorized preferred shares to 1,000,000 with a par value of $0.01 per share. Prior to that date, OnlineTrading.com had 1,000 authorized common shares with no par value and authorized preferred shares of 300,000 with a stated value per share of $1,000. All of the shares outstanding at that date were converted into 8,000,000 shares of the new $0.01 par value common stock, and into 300 shares of Series A preferred stock, stated value $1,000 per share.

                  On April 3, 1999, a stock split of 11.11111 shares for each 10 shares of common stock outstanding was effected. All of the common shares outstanding at that date were converted into 8,888,888 shares.

                  On May 8, 1999, the shareholders and directors affected an amendment to OnlineTrading.com's articles of incorporation to change the number of authorized common shares to 100,000,000 with a par value per share of $0.01. The effect of the stock split has been retroactively reflected in the accompanying financial statements.

                  Each holder of the new $0.01 par value common stock is entitled to one vote for each share held on all matters presented to a vote of shareholders, including the election of directors.

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 10 - STOCKHOLDERS' EQUITY (continued)

                  Holders of common stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any stock or other securities, and there are no conversion rights or redemption or sinking fund provisions with respect to this stock.

                  OnlineTrading.com's directors have the authority to issue 1,000,000 shares of the new $0.01 par value preferred stock in one or more series and to fix, by resolution, conditional, full, limited or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, including the number of shares in the series (which the board may increase or decrease as permitted by Florida law), liquidation preferences, dividend rates, conversion or exchange rights, redemption provisions of the shares constituting any series and such other special rights and protective provisions with respect to any class or series as the board may deem advisable without any further vote or action by the shareholders. Any shares of preferred stock so issued could have priority over the common stock with respect to dividend or liquidation rights or both and could have voting and other rights of shareholders.

                  The board has authorized and issued a Series A preferred with the following terms: 300 shares with a stated value of $1,000 per share, one vote per share, and redeemable at 110% of stated value at the option of OnlineTrading.com. In July 1999, OnlineTrading.com redeemed all of the then outstanding preferred stock.

         (b) INITIAL PUBLIC OFFERING

                  OnlineTrading.com completed its initial public offering (the "IPO") by issuing 2,587,500 shares of common stock (including 337,500 shares to cover over-allotments), $0.01 par value (the "IPO Shares") on June 11, 1999. The IPO shares were issued in a registered offering pursuant to a Registration Statement on Form SB-2 (Commission File No. 333-75119; effective date June 11, 1999) through a syndicate of underwriters, the principal representatives of which were Werbel-Roth Securities, Inc., OnlineTrading.com, Seaboard Securities, Inc.
         and The Agean Group, Inc.

                  The IPO shares were offered and sold by the underwriters at an initial public offering price of $7.00 per share, resulting in aggregate gross offering proceeds of $18,112,500, net concession and management fee proceeds for participation in the underwriting of the IPO of $189,867 and net proceeds to OnlineTrading.com of $15,810,891.

                  OnlineTrading.com incurred offering expenses in connection with this offering as follows:

                  Underwriting discounts and commissions      $ 1,539,563
                  Expenses paid to/for underwriters               486,461
                  Other offering expenses                         465,452
                                                              -----------
                                                              $ 2,491,476
                                                              ===========

                  Except for the concessions earned by OnlineTrading.com as a result of participating in the underwriters syndicate, none of the above expenses were paid either directly or indirectly to directors, officers, general partners of OnlineTrading.com or its associates, or to persons owning more than 10% of any class of equity security of OnlineTrading.com or to affiliates of OnlineTrading.com.

                  In conjunction with the IPO, OnlineTrading.com issued 225,000 warrants to the underwriters for $100. The warrants have an exercise price of $11.55 (165% of the $7.00 IPO price).

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 11 - EARNINGS PER SHARE

                  Weighted average shares outstanding for the years ended January 31, 2000 and 1999 are calculated as follows:

                                                     2000          1999
                                                  ----------    ----------
Weighted average shares outstanding (basic)       10,522,889     8,857,230
Impact of dilutive options and warrants after
  applying the treasury stock method                 107,374            --
                                                  ----------    ----------
 Weighted average shares outstanding (diluted)    10,630,263     8,857,230
                                                  ==========    ==========
Options and warrants outstanding which are
  not included in the calculation of diluted
  earnings per share because their impact
  is antidultive                                     384,000            --
                                                  ==========    ==========

NOTE 12 - STOCK OPTIONS

                  In June 1999, OnlineTrading.com adopted the 1999 Stock Option Plan. Pursuant to the terms of this plan, employees, non-employee directors, consultants and independent contractors are eligible to receive options to purchase common stock. Up to 1,000,000 shares may be issued under the plan and will be drawn from either authorized but previously unissued shares or from treasury shares. Options granted under this plan are granted at the fair market value of the common stock at the date of grant. In general, the employee options become exercisable over a five-year period beginning June 11, 2000. All options expire ten years after the date of grant.

         OnlineTrading.com has granted the following options:

                                                OPTION PRICE PER SHARE
                                          ---------------------------------
   TYPE                        SHARES        LOW         HIGH      WEIGHTED
   ----                        -------    ---------   ---------   ---------
   Employee                    390,500    $    7.00   $   11.93   $    8.37
   Non-employee directors       40,000    $    7.00   $   11.31   $    9.16
   Non-employee consultants     40,000    $   13.50   $   13.50   $   13.50

                  No stock options have been exercised during the year ended January 31, 2000.

                  OnlineTrading.com, as permitted by SFAS No. 123, applies the APB Opinion No. 25 for options granted to employees. Accordingly, no compensation is recognized for such grants to the extent their exercise price is equal to the fair market value of the underlying stock at the date of grant. Had compensation cost for OnlineTrading.com's stock options been based on fair value at the grant dates consistent with the methodologies of SFAS No. 123, OnlineTrading.com's pro forma net income (and pro forma earnings per share on a diluted basis) for the year ended January 31, 2000 would have been $919,424 (.07 per share). The fair value of each option grant is estimated on the date of grant using the Black-Scholes model with the following assumptions: risk free interest rate - 6%; dividend yield - 0%; volatility factor - 70%; and weighted average life (years) - 5.

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 13 - ACQUISITION

                  On December 6, 1999, OnlineTrading.com acquired certain intangible assets of Newport Discount Brokerage, Inc. ("Newport") pursuant to an Asset Purchase Agreement dated September 21, 1999 (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, OnlineTrading.com purchased all of Newport's right, title and interest in and to its clients. The total consideration paid by OnlineTrading.com in connection with this acquisition included cash of $2,682,000 and up to 125,000 shares of OnlineTrading.com's common stock.

                  Issuance and delivery of the common stock consideration is contingent upon the acquired assets achieving certain revenue goals and maintaining customer accounts within one year from closing. For accounting purposes, the transaction was treated as a purchase. OnlineTrading.com recorded an intangible asset of $2,682,000 in connection with this acquisition, which is being amortized over five years. Amortization expense for the year ending January 31, 2000 was $89,400.

NOTE 14 - CONCENTRATIONS AND CREDIT RISKS

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

                  OnlineTrading.com will periodically sell securities that it does not currently own and will therefore be obligated to purchase such securities at a future date. OnlineTrading.com has recorded these obligations in the financial statements at January 31, 2000, at market values of the related securities. As of January 31, 1999, OnlineTrading.com had none of these transactions outstanding.

                  OnlineTrading.com's customer securities activities are transacted on either a cash or margin basis. In margin transactions, OnlineTrading.com extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers' accounts. In connection with these activities, OnlineTrading.com executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations. Such transactions may expose OnlineTrading.com to significant off-balance-sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur. In the event the customer fails to satisfy its obligations, OnlineTrading.com may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer's obligations.

                  OnlineTrading.com seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. OnlineTrading.com and its clearing firm monitor required margin levels daily and, pursuant to such guidelines, require the customers to deposit additional collateral or to reduce positions when necessary.

                  OnlineTrading.com's customer financing and securities settlement activities require OnlineTrading.com to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In the event the counterparty is unable to meet its contractual obligation to return customer securities pledged as collateral, OnlineTrading.com may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customers obligations. OnlineTrading.com controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, OnlineTrading.com establishes credit limits for such activities and monitors compliance on a daily basis.

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 14 - CONCENTRATIONS AND CREDIT RISKS (continued)

         CONCENTRATIONS OF CREDIT RISK

                  OnlineTrading.com is engaged in various trading and brokerage activities in which counterparties primarily include broker-dealers, banks, and other financial institutions. In the event counterparties do not fulfill their obligations, OnlineTrading.com may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is OnlineTrading.com's policy to review, as necessary, the credit standing of each counterparty.

NOTE 15 - COMMITMENTS AND CONTINGENCIES

         OPERATING LEASES

                  OnlineTrading.com is obligated under four non-cancelable operating leases for office space with expiration dates ranging from February 2000 to February 2007. OnlineTrading.com subleases space to three unrelated entities in its corporate headquarters. On March 2, 1999, OnlineTrading.com entered into a three year operating lease for office furniture and equipment.

                  Rent expense for the years ended January 31, 2000 and 1999 was as follows:

                                                    2000          1999
                                                 ---------     ---------
            Base rent - office space             $ 259,655     $ 119,705
            Sublease income                       (118,975)      (14,300)
            Base rent - furniture & equipment       73,020            --
                                                 ---------     ---------
            Rent expense, net                    $ 213,700     $ 105,405
                                                 =========     =========

                  As of January 31, 2000, future minimum rental payments required under the leases are as follows:

              YEAR ENDING     RENTAL       SUBLEASE    NET MINIMUM
              JANUARY 31,    PAYMENTS      PAYMENTS      PAYMENTS
              -----------   ----------    ----------    ----------
                    2001    $  381,216    $  119,300    $  261,916
                    2002       394,546       124,072       270,474
                    2003       340,335       129,034       211,301
                    2004       335,983       134,196       201,787
                    2005       321,379       139,564       181,815
              Thereafter       703,567       308,718       394,849
                            ----------    ----------    ----------
                            $2,477,026    $  954,884    $1,522,142
                            ==========    ==========    ==========

                           ONLINETRADINGINC.COM CORP.
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999
--------------------------------------------------------------------------------

NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

         LITIGATION

                  OnlineTrading.com has been named in a civil action by a former customer alleging excessive trading and commissions, violation of Massachusetts General Laws c.93A ss. and c.110A ss.ss.101 and 102 and violation of NASD conduct rules. The claimant is seeking total alleged damages of $566,345 plus interest, costs, fees, and treble damages. OnlineTrading.com's attorneys moved the case to the United States District Court for the District of Massachusetts, Eastern Division, where the matter is currently pending and awaiting ruling on our motion to compel arbitration.

                  The case is in the early stages and no estimate of a potential liability against OnlineTrading.com, if any, can be determined at this time. Management believes the case to be completely without merit and intends to present a vigorous defense and to seek reimbursement for all costs and fees associated with our defense.

                  In addition, from time to time, OnlineTrading.com may become engaged in ordinary routine litigation and/or arbitration incidental to its business. OnlineTrading.com does not believe that such ordinary routine litigation/arbitration would have a material adverse effect on its financial position or results of operations.